TCW/DW TERM TRUST 2000
                            Two World Trade Center
                           New York, New York 10048

DEAR SHAREHOLDER:
-----------------------------------------------------------------------------

   For the fiscal year ended September 30, 1996, TCW/DW Term Trust 2000's net asset value per share increased from $8.71 to $8.81. Based on this change, and including reinvestment of dividends totaling approximately $0.46 per share, the Trust's total return for the fiscal year was 7.21 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $7.50 to $7.875 per share. Based on this change, and including reinvestment of dividends, the Trust's total return for the fiscal year was 11.29 percent. The Trust's investment performance is largely attributable to the narrowing of the market discount to net asset value of the Trust's shares from 13.9 percent to 10.6 percent during the fiscal year.

   In response to increasing portfolio earnings, the Trust raised its monthly dividend from $0.035 to $0.0375 per share in December 1995 and from $0.0375 to $0.044 per share in August 1996. The increase in portfolio earnings during the period was largely the result of the Federal Reserve Board's decision to cut short-term interest rates by 25 basis points in July and December 1995 and January of this year.

THE MARKET

   Reports on the U.S. economy during the fourth quarter of 1995 and January 1996 indicated weaker overall economic conditions and prompted the Federal Reserve Board to twice move to ease its monetary policy. In response, the yield on three-month U.S. Treasury bills, a key short term interest rate benchmark, declined 38 basis points (0.38 percentage points). However, subsequently stronger gross domestic product, employment, housing and consumer confidence data showed signs of a robust level of activity. These stronger data resulted in higher long-term interest rates, as shown by a 52 basis point yield increase on 10 year U.S. Treasury notes.

   Minutes of the August meeting of the Federal Reserve Board's Federal Open Market Committee were interpreted by some investors as an indication that the central bank was likely to tighten monetary policy before the end of the year in response to the increase in economic activity. Accordingly, investors anticipate a modest tightening of short-term rates while maintaining a neutral outlook on intermediate to long term interest rates.

   According to the Trust's investment adviser, TCW Funds Management, Inc.
(TCW) the recent rise in long-term interest rates reduced mortgage prepayment risk, which aided the recent performance of mortgage-backed securities. The issuance of new collateralized mortgage obligations (CMOs) is currently at a fraction of the volume generated in previous years, lending support to mortgage yield spreads.

THE PORTFOLIO

   During the fiscal year ended September 30, 1996, the Trust sold approximately half of its mortgage pass-through securities and a small portion of its tax-exempt municipal bonds. The proceeds from these transactions were used to repurchase the Trust's shares on the open market and to purchase fixed-rate mortgage-backed securities. Additional portfolio changes are expected to be made as market conditions and specific opportunities warrant.

   Approximately 65 percent of the Trust's assets is invested in AAA-rated mortgage pass-through securities or CMOs with durations, average lives or expected maturity dates that correspond closely to the

Trust's termination date. An additional 22 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. The remaining 13 percent is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 offering price to shareholders at maturity. On September 30, 1996, the Trust's degree of leverage (the ratio of debt to assets) was 24 percent of total assets.

LOOKING AHEAD

   The Trust's adviser is generally positive regarding the mortgage-backed sector over the long-term. Although signs of robust economic activity have reappeared in recent months, real interest rates (interest rates minus inflation) remain at historically high levels. (In the past, periods of strong bond market performance have correlated with high real rates of interest). The Trust's net asset and NYSE market values will continue to fluctuate as both respond to changes in market conditions and interest rates.

   We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year under review, the Trust purchased 3,070,900 shares of beneficial interest at a weighted average market discount of 12.08 percent.

   We appreciate your support of TCW/DW Term Trust 2000 and look forward to continuing to serve your investment needs and objectives.

                                          Very truly yours,

                                          /s/ Charles A. Fiumefreddo
                                          Charles A. Fiumefreddo
                                          Chairman of the Board

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1996

 PRINCIPAL
 AMOUNT (IN                                                               COUPON    MATURITY
 THOUSANDS)                                                                RATE       DATE          VALUE
----------- ----------------------------------------------------------- --------- ----------- ---------------
            COLLATERALIZED MORTGAGE
             OBLIGATIONS (85.4%)
            U.S. GOVERNMENT AGENCIES (40.7%)
  $ 10,946  Federal Home Loan Mortgage Corp. 1513 O++ ..................   6.50  %  03/15/08    $ 10,727,158
    13,988  Federal Home Loan Mortgage Corp. 1604 JD ...................   5.909+   11/15/08      12,289,479
    18,298  Federal Home Loan Mortgage Corp. 1609 LG (PAC) .............   5.416+   11/15/23      13,603,743
     1,618  Federal Home Loan Mortgage Corp. 1625 SH (PAC) .............   8.504+   12/15/08       1,274,576
    16,583  Federal Home Loan Mortgage Corp. 1635 IB (PAC) .............   5.423+   12/15/08      14,546,807
    18,024  Federal Home Loan Mortgage Corp. 1635 P (TAC) ..............   6.642+   12/15/08      14,571,500
     9,122  Federal Home Loan Mortgage Corp. 1649 S ....................   7.975+   12/15/08       6,921,238
    26,140  Federal Home Loan Mortgage Corp. 1650 LB (PAC)++  ..........   6.50     06/15/22      24,365,840
     7,243  Federal Home Loan Mortgage Corp. 1661 SB ...................   7.413+   01/15/09       4,690,136
    16,932  Federal Home Loan Mortgage Corp. 1661 SD ...................   3.337+   01/15/09       6,926,128
    13,492  Federal Home Loan Mortgage Corp. 1671 MB (PAC) .............   9.45 +   02/15/24      10,505,047
    13,740  Federal Home Loan Mortgage Corp. 1673 S ....................   7.463+   10/15/22       8,278,418
     8,870  Federal Home Loan Mortgage Corp. 1680 EA (PAC)++  ..........   6.50     02/15/24       8,530,634
    13,997  Federal National Mortgage Assoc. 1993-170 SE ...............   7.839+   09/25/08      11,022,244
    11,763  Federal National Mortgage Assoc. 1993-188 AN (PAC)++  ......   6.00     10/25/08      11,008,877
    14,588  Federal National Mortgage Assoc. 1993-214 S (TAC)  .........   6.06 +   12/25/08       9,446,043
     7,404  Federal National Mortgage Assoc. 1993-225 SU (PAC)  ........   6.554+   12/25/23       6,355,921
    10,027  Federal National Mortgage Assoc. 1994-17 S .................   7.458+   02/25/09       7,888,758
     4,488  Federal National Mortgage Assoc. G1993-35 SB (PAC)  ........  11.52 +   11/25/23       3,918,406
                                                                                              ---------------
            TOTAL U.S. GOVERNMENT AGENCIES
             (IDENTIFIED COST $229,776,408) ..................................................   186,870,953
                                                                                              ---------------
            PRIVATE ISSUES (44.7%)
    17,450  CMC Securities Corp. II 1993-E2 E2H (PAC) ..................   7.00     10/25/23      16,986,353
    17,028  CMC Securities Corp. III 1994-A6 (PAC) .....................   6.75     02/25/24      16,740,567
    14,400  CountryWide Funding Corp. 1993-10 A3 (PAC)++ ...............   6.75     01/25/24      14,156,928
     7,893  CountryWide Mortgage-Backed Securities, Inc. 1993-E A2
             (PAC) .....................................................   6.50     01/25/24       7,616,745
    23,134  General Electric Capital Mortgage Services, Inc. 1994-1 A5
             (TAC) .....................................................   6.50     01/25/24      21,893,171
    26,053  General Electric Capital Mortgage Services, Inc. 1994-6 A9
             (TAC) .....................................................   6.50     09/25/22      22,592,082
     8,883  General Electric Capital Mortgage Services, Inc. 1994-29 A1    8.30     11/25/24       8,912,093
    14,996  General Electric Capital Mortgage Services, Inc. 1995-7 A1     7.50     09/25/25      15,028,481
    27,083  Prudential Home Mortgage Securities 1993-34 C (PAC)  .......   7.00     08/25/23      26,941,534
    25,000  Prudential Home Mortgage Securities 1993-47 A3 (PAC)  ......   6.75     12/25/23      22,962,648
    22,561  Residential Funding Mortgage Securities I 1993-S43 A3  .....   5.95     11/25/23      22,031,002
     9,251  Securitized Asset Sales, Inc. 1995-6 A1 ....................   7.00     12/25/10       9,226,456
                                                                                              ---------------
            TOTAL PRIVATE ISSUES
             (IDENTIFIED COST $212,715,122) ..................................................   205,088,060
                                                                                              ---------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (IDENTIFIED COST $442,491,530) ..................................................   391,959,013
                                                                                              ---------------






TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1996 (continued)

 PRINCIPAL
 AMOUNT (IN                                                               COUPON    MATURITY
 THOUSANDS)                                                                RATE       DATE          VALUE
----------- ----------------------------------------------------------- --------- ----------- ---------------
            U.S. GOVERNMENT AGENCIES MORTGAGE
             PASS-THROUGH SECURITIES (28.5%)
  $ 11,823  Federal Home Loan Mortgage Corp. PC Gold++ .................   6.00 %    02/01/09   $ 11,220,968
   106,431  Federal National Mortgage Assoc.++ .........................   5.50-    08/01/01-
                                                                           6.00      02/01/09     99,959,248
    19,408  Government National Mortgage Assoc. II .....................   7.125     06/20/25     19,708,349
                                                                                              ---------------
            TOTAL U.S. GOVERNMENT AGENCIES MORTGAGE
             PASS-THROUGH SECURITIES (IDENTIFIED COST $136,039,357) ..........................   130,888,565
                                                                                              ---------------
            MUNICIPAL BONDS (16.4%)
            ELECTRIC REVENUE (5.3%)
     5,825  Owensboro, Kentucky, Electric Light & Power Refg Ser B
             (AMBAC) ...................................................   0.00      01/01/02      4,503,249
            Intermountain Power Agency, Utah,
     3,255   Refg Ser A (AMBAC) ........................................   0.00      07/01/01      2,584,795
    22,000   Refg Ser B (AMBAC) ........................................   0.00      07/01/01     17,470,200
                                                                                              ---------------
                                                                                                  24,558,244
                                                                                              ---------------
            OTHER REVENUE (5.4%)
    10,000  North Slope Boro, Alaska, Ser B (MBIA) .....................   0.00      01/01/01      8,078,800
     2,000  Maricopa County Unified High School District #04, Arizona,
             Glendale Refg (AMBAC) .....................................   0.00      07/01/01      1,591,900
     4,250  Boston, Massachusetts, Refg Ser A (AMBAC) ..................   4.30      07/01/01      4,180,895
    13,650  Texas, Refg Ser A (AMBAC) ..................................   0.00      10/01/01     10,771,761
                                                                                              ---------------
                                                                                                  24,623,356
                                                                                              ---------------
            RESOURCE RECOVERY REVENUE (1.2%)
     5,620  Westchester County Industrial Development Agency, New York,
             Resco Co Ser A (AMBAC) ....................................   4.95      07/01/01      5,683,618
                                                                                              ---------------
            TRANSPORTATION FACILITIES REVENUE (2.6%)
    10,000  Kentucky Turnpike Authority, Economic Dev Road
             Revitalization Refg (FGIC) ................................   0.00      01/01/02      7,730,900
     4,250  Harris County, Texas, Toll Road Sr Lien (AMBAC)  ...........   4.45      08/15/01      4,214,215
                                                                                              ---------------
                                                                                                  11,945,115
                                                                                              ---------------
            WATER & SEWER REVENUE (1.9%)
    10,855  New Jersey Wastewater Treatment, Ser A (FGIC) ..............   0.00      09/01/01      8,653,932
                                                                                              ---------------
            TOTAL MUNICIPAL BONDS
             (IDENTIFIED COST $74,189,130) ...................................................    75,464,265
                                                                                              ---------------






TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1996 (continued)

 PRINCIPAL
 AMOUNT (IN                                                               COUPON    MATURITY
 THOUSANDS)                                                                RATE       DATE          VALUE
----------- ----------------------------------------------------------- --------- ----------- ---------------
            SHORT-TERM INVESTMENT (1.1%)
            REPURCHASE AGREEMENT
  $ 5,000   The Bank of New York (dated 09/30/96; proceeds $5,000,694;
              collateralized by $5,114,386 U.S. Treasury Note 6.375% due
              03/31/01 valued at $5,100,000) (Identified Cost
              $5,000,000) ..............................................   5.00%    10/01/96    $   5,000,000
                                                                                              ---------------
            TOTAL INVESTMENTS (IDENTIFIED COST $657,720,017) (a) .................   131.4 %      603,311,843
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS .......................   (31.4)      (144,089,159)
                                                                                    -------   ---------------
            NET ASSETS ...........................................................   100.0 %    $ 459,222,684
                                                                                    =======   ===============

------------

    PC      Participation Certificate.

   PAC      Planned Amortization Class.

   TAC      Targeted Amortization Class.

    + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.

   ++ Some or all of these securities are pledged in connection with reverse repurchase agreements.

   (a) The aggregate cost for federal income tax purposes approximates identified cost; the aggregate gross unrealized appreciation is $4,320,778 and the aggregate gross unrealized depreciation is $58,728,952, resulting in net unrealized depreciation of $54,408,174.

Bond Insurance:
--------------

   AMBAC    AMBAC Indemnity Corporation.

    FGIC    Financial Guaranty Insurance Company.

    MBIA    Municipal Bond Investors Assurance Corporation.

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996
-----------------------------------------------------------------------------

 ASSETS:
Investments in securities, at value
 (identified cost $657,720,017) ...........   $603,311,843
Cash ......................................        479,050
Interest receivable .......................      3,072,331
Deferred organizational expenses ..........         14,501
Prepaid expenses ..........................         44,863
                                            --------------
  TOTAL ASSETS ............................    606,922,588
                                            --------------
LIABILITIES:
Reverse repurchase agreements .............    146,658,000
Payable for:
 Interest .................................        575,867
 Management fee ...........................        139,213
 Shares of beneficial interest repurchased         118,575
 Investment advisory fee ..................         92,809
Accrued expenses and other payables  ......        115,440
Contingencies (Note 9) ....................         --
                                            --------------
  TOTAL LIABILITIES .......................    147,699,904
                                            --------------
NET ASSETS:
Paid-in-capital ...........................    502,473,491
Net unrealized depreciation ...............    (54,408,174)
Accumulated undistributed net
 investment income ........................     14,577,390
Accumulated net realized loss .............     (3,420,023)
                                            --------------
  NET ASSETS ..............................   $459,222,684
                                            ==============
NET ASSET VALUE PER SHARE, 52,130,428
 shares outstanding (unlimited shares
 authorized of $.01 par value) ............          $8.81
                                                     =====

  STATEMENT OF OPERATIONS
  For the year ended September 30, 1996
-----------------------------------------------------------------------------

 NET INVESTMENT INCOME:
 INTEREST INCOME ..................   $41,873,559
                                    -------------
 EXPENSES
  Management fee ..................     1,712,925
  Investment advisory fee .........     1,141,950
  Transfer agent fees and expenses        202,329
  Professional fees ...............       111,257
  Insurance expenses ..............        69,923
  Shareholder reports and notices          55,688
  Registration fees ...............        54,927
  Custodian fees ..................        37,258
  Trustees' fees and expenses  ....        26,783
  Pricing fees ....................        23,739
  Organizational expenses .........         6,700
  Other ...........................         2,390
                                    -------------
   TOTAL OPERATING EXPENSES  ......     3,445,869
  Interest expense ................     7,862,201
                                    -------------
   TOTAL EXPENSES .................    11,308,070
                                    -------------
   NET INVESTMENT INCOME ..........    30,565,489
                                    -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
  Net realized gain ...............        25,414
  Net change in unrealized
   depreciation ...................    (4,041,974)
                                    -------------
   NET LOSS .......................    (4,016,560)
                                    -------------
   NET INCREASE ...................   $26,548,929
                                    =============

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                       For the year ended  For the year ended
                                                       September 30, 1996  September 30, 1995
                                                       ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income ..............................     $ 30,565,489        $ 31,297,340
  Net realized gain (loss) ...........................           25,414            (358,601)
  Net change in unrealized depreciation ..............       (4,041,974)         65,011,850
                                                       ------------------  ------------------
   Net increase ......................................       26,548,929          95,950,589
 Dividends from net investment income ................      (24,403,711)        (27,762,577)
 Net decrease from transactions in shares of
  beneficial interest ................................      (23,878,590)         (9,709,840)
                                                       ------------------  ------------------
   Total increase (decrease) .........................      (21,733,372)         58,478,172
NET ASSETS:
 Beginning of period .................................      480,956,056         422,477,884
                                                       ------------------  ------------------
 END OF PERIOD (Including undistributed net
 investment income of $14,577,390 and $8,415,612,
 respectively) .......................................     $459,222,684        $480,956,056
                                                       ==================  ==================

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------------------------

STATEMENT OF CASH FLOWS For the year ended September 30, 1996
-----------------------------------------------------------------------------

 INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
 Net investment income ..........................................................   $  30,565,489
 Adjustments to reconcile net investment income to net cash provided by operating activities:
  Increase in receivables and other assets related to operations  ...............        (152,770)
  Increase in payables related to operations ....................................         296,475
  Net amortization of discount/premium ..........................................      (4,322,630)
                                                                                  ---------------
    Net cash provided by operating activities ...................................      26,386,564
                                                                                  ---------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
 Purchases of investments .......................................................    (185,997,798)
 Principal prepayments/sales of investments .....................................     222,331,599
 Net purchases of short-term investments ........................................      (4,287,129)
                                                                                  ---------------
    Net cash provided by investing activities ...................................      32,046,672
                                                                                  ---------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
 Net payments for shares of beneficial interest repurchased .....................     (24,003,475)
 Net payments for maturities of reverse repurchase agreements ...................      (9,547,000)
 Dividends to shareholders from net investment income ...........................     (24,403,711)
                                                                                  ---------------
    Net cash used for financing activities ......................................     (57,954,186)
                                                                                  ---------------
    Net increase in cash ........................................................         479,050
Cash at beginning of year .......................................................         --
                                                                                  ---------------
CASH BALANCE AT END OF YEAR .....................................................   $     479,050
                                                                                  ===============
Cash paid during the year for interest ..........................................   $   7,520,036
                                                                                  ===============

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1996
-----------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Term Trust 2000 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust June 16, 1993 and commenced operations on November 30, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2000 and will then terminate.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

     B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

     C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

     D. Dividends and Distributions to Shareholders --The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1996 (continued)
------------------------------------------------------------------------------

     purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

     E. Organizational Expenses --Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Trust in the amount of approximately $33,500 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Trust pays the Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.36% to the Trust's weekly net assets.

   Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.24% to the Trust's weekly net assets.

   Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 were as follows:

                                                                       Sales/
                                                      Purchases     Prepayments
                                                    -------------  --------------
U.S. Government Agencies ..........................  $ 84,020,428    $196,676,588
Private Issue Collateralized Mortgage Obligations     101,977,370      10,111,561
Municipal Bonds ...................................       --           15,543,450

   Dean Witter Trust Company, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 1996, the Trust had transfer agent fees and expenses payable of approximately $14,000.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1996 (continued)
-------------------------------------------------------------------------------

5. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                                                                    Capital Paid
                                                       Par Value    in Excess of
                                           Shares      of Shares     Par Value
                                       -------------  -----------  --------------
Balance, September 30, 1994 ..........   56,510,528     $565,105     $535,496,816
Treasury shares purchased and retired
 (weighted average discount 12.12%)*     (1,309,200)     (13,092)      (9,696,748)
                                       -------------  -----------  --------------
Balance, September 30, 1995 ..........   55,201,328      552,013      525,800,068
Treasury shares purchased and retired
 (weighted average discount 12.08%)*     (3,070,900)     (30,709)     (23,847,881)
                                       -------------  -----------  --------------
Balance, September 30, 1996 ..........   52,130,428     $521,304     $501,952,187
                                       =============  ===========  ==============

------------

   *  The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS -- At September 30, 1996, the Trust had a net capital loss carryover of approximately $3,420,000 to offset future capital gains to the extent provided by regulations.

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS -- Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

   Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 1996, securities valued at $153,390,000 were pledged as collateral.

   At September 30, 1996, the reverse repurchase agreements outstanding were $146,658,000 with a weighted interest rate of 5.51% maturing within 45 days. The maximum and average daily amounts outstanding during the period were $157,327,000 and $139,401,164, respectively. The weighted average interest rate during the period was 5.76%.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1996 (continued)
-------------------------------------------------------------------------------

8. DIVIDENDS -- The Trust declared the following dividends from net investment income payable to shareholders of record subsequent to September 30, 1996:

    Declaration      Amount per         Record           Payable
        Date            Share            Date              Date
------------------  -------------  ----------------  ----------------
September 24, 1996      $0.044      October 4, 1996   October 18, 1996
October 30, 1996        $0.044      November 8, 1996  November 22, 1996

9. LITIGATION -- Two purported class action lawsuits, which were consolidated for pretrial purposes, were instituted during 1994 in the United States District Court, Southern District of New York, against the Trust, some of its Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants, by certain shareholders of the Trust and another trust for which the defendants act in similar capacities. The plaintiffs in these actions generally alleged that the defendants made inadequate and misleading disclosures in the prospectus for the Trust, in particular, as such disclosures relate to the nature and risks of "inverse floaters," the Trust's investments in those securities, and the weighted average maturity of the Trust's portfolio. Damages, including punitive damages, were sought in an unspecified amount. On August 16, 1996, the actions were dismissed with prejudice for failure to state a claim. Plaintiffs did not file a notice of appeal and their time to do so has expired.

   In addition, four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. All defendants except two of the Trustees have filed answers and affirmative defenses to the consolidated amended complaint. The two Trustees have moved to dismiss the complaint against them. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2000
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                  For the period
                                                          For the             For the           November 30, 1993*
                                                        year ended          year ended               through
                                                    September 30, 1996  September 30, 1995++++  September 30, 1994
                                                    ------------------  ----------------------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............        $ 8.71               $ 7.48               $ 9.50
                                                    ------------------  ----------------------  ------------------
Net investment income .............................          0.59                 0.56                 0.56
Net realized and unrealized gain (loss)  ..........         (0.09)                1.14                (2.09)
                                                    ------------------  ----------------------  ------------------
Total from investment operations ..................          0.50                 1.70                (1.53)
                                                    ------------------  ----------------------  ------------------
Less dividends from net investment income  ........         (0.46)               (0.49)               (0.48)
Anti-dilutive effect of acquiring treasury shares            0.06                 0.02                 --
Less offering costs charged against capital  ......          --                   --                  (0.01)
                                                    ------------------  ----------------------  ------------------
Net asset value, end of period ....................        $ 8.81               $ 8.71               $ 7.48
                                                    ==================  ======================  ==================
Market value, end of period .......................        $7.875               $ 7.50               $7.875
                                                    ==================  ======================  ==================

TOTAL INVESTMENT RETURN+ ..........................         11.29%                1.87%              (16.87)%(1)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ................................          0.73%                0.76%                0.74%(2)
Interest expense ..................................          1.66%                2.49%                1.41%(2)
Total expenses ....................................          2.39%                3.25%                2.15%(2)
Net investment income .............................          6.46%                7.12%                8.08%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..........      $459,223             $480,956             $422,478
Portfolio turnover rate ...........................            31%                --  %++                48%(1)

------------

    *  Commencement of operations.

    + Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total investment return does not reflect brokerage commissions.

    ++ Less than 0.5%.

   ++++Restated for comparative purposes.

   (1) Not annualized.

   (2) Annualized.

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2000
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW Term Trust 2000

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2000 (the "Trust") at September 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 30, 1993 (commencement of operations) through September 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Our report on the September 30, 1995 financial statements referred to certain pending litigation, the status of which is described in Note 9 to these financial statements. Because of changes to professional auditing standards recently adopted by the American Institute of Certified Public Accountants, our report on the September 30, 1996 financial statements is no longer required to refer to uncertainties such as this litigation.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 7, 1996

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Thomas E. Larkin, Jr.
President
Sheldon Curtis
Vice President, Secretary and
General Counsel
Philip A. Barach
Vice President
Jeffrey E. Gundlach
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.



TCW/DW
TERM TRUST
2000




    ANNUAL REPORT
    SEPTEMBER 30, 1996